Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [__________], 2014, by and among Great American Group, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           This Agreement is made in connection with and pursuant to the Securities Purchase Agreement, dated as of May 19, 2014, between the Company and each of the Purchasers (the “Purchase Agreement”) and in connection with the BRC Acquisition Agreement among the Company and the parties thereto.

B.           Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement.

Now, Therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

AGREEMENT

1.            Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(f).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Commission” means the United States Securities and Exchange Commission.

“Company Notice” shall have the meaning set forth in Section 2(b)(i).

“Demand Registration Statement” shall have the meaning set forth in Section 2(b)(i).

“Effectiveness Deadline” means, with respect to the Initial Registration Statement, the earlier of: (i) the 90th calendar day following the date of the First Closing; provided, that, if the Commission reviews and has written comments to the filed Initial Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the 120th calendar day following the First Closing, and (ii) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration Statement may be accelerated, and with respect to any Demand Registration Statement that is required to be filed by the Company pursuant to Section 2(b), the earlier of (x) the 90th calendar day following the date on which such Demand Registration Statement is required to be filed hereunder; provided, that, if the Commission reviews and has written comments to such Demand Registration Statement, then the Effectiveness Deadline under this clause (x) shall be the 120th calendar day following the date on which such Demand Registration Statement is required to be filed hereunder, and (y) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that such Demand Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of such Demand Registration Statement may be accelerated; provided, however, that, in each case, if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

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“Effectiveness Period” shall have the meaning set forth in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement, the 45th calendar day following the date of the First Closing, and with respect to any Demand Registration Statement that is required to be filed by the Company pursuant to Section 2(b), the 45th calendar day after the date of the applicable Company Notice; provided, however, that, in each case, if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Closing” shall have the meaning set forth in the BRC Acquisition Agreement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Initiating Holders” shall have the meaning set forth in Section 2(b)(i).

“Initiating Holder Request” shall have the meaning set forth in Section 2(b)(i).

“Inspectors” shall have the meaning set forth in Section 3(o).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the OTC Bulletin Board.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Records” shall have the meaning set forth in Section 3(o).

“Register,” “registered” and “registration” means the registration of securities for offer, sale or resale made by preparing and filing with the Commission the Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document by the Commission.

“Registrable Securities” means (i) all of the Subject Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Subject Shares and, for the avoidance of doubt, includes the Remainder Registrable Securities; provided, that the Holder of such Subject Shares has completed and delivered to the Company a Selling Stockholder Questionnaire; provided, further, that Subject Shares shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of the following: (A) such Subject Shares become Remainder Shares; (B) sale of such Subject Shares pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such Subject Shares sold shall cease to be a Registrable Security); or (C) such Subject Shares become eligible for sale by the Holder, without volume or manner-of sale restrictions, pursuant to Rule 144.

“Registration Statement” means one or more registration statements filed by the Company pursuant to the provisions of this Agreement that cover the offering, on a continuous basis, for resale of the Registrable Securities under the Securities Act, including the Prospectus thereof, amendments, including post-effective amendments, and supplements to any such registration statement or Prospectus, and all exhibits and material incorporated by reference or deemed to be incorporated by reference in any such registration statement or Prospectus. Each reference to “the Registration Statement” in this Agreement shall be deemed to reference, as applicable in the context of such reference, the Initial Registration Statement and/or, if any are required to be filed pursuant to Section 2(b), a Demand Registration Statement.

“Remainder Registrable Securities” means, at any given time, Subject Shares that are Registrable Securities and are not then registered pursuant to an effective Registration Statement.

“Remainder Shares” shall have the meaning set forth in Section 2(b)(iv).

“Remaining Holder” shall have the meaning set forth in Section 2(b)(i).

“Remaining Holder Request” shall have the meaning set forth in Section 2(b)(i).

“Requested Registrable Securities” means, with respect to a Demand Registration Statement, all Remainder Registrable Securities that are requested to be registered for resale by such Demand Registration Statement pursuant to an Initiating Holder Request and all Remaining Holder Requests delivered to the Company in accordance with Section 2(b).

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Exhibit B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Special Registration Statement” means a registration statement relating to any employee benefit plan filed on Form S-8 or similar form or, with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration statement on Form S-4 or similar form.

“Subject Shares” means, collectively, (i) the Shares and (ii) the shares of Common Stock issued as Acquisition Consideration (as such term is defined in the BRC Acquisition Agreement) at the First Closing to recipients that, as of the date of the First Closing, have become a party hereto and a Purchaser and Holder hereunder as set forth in Section 6(g).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market, or (ii) if the Common Stock is not listed on its Principal Trading Market, a day on which the Common Stock is quoted and traded on a Trading Market other than the Principal Trading Market; provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE-MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, or the OTC QB, OTC QX or “pink sheets” tier of the OTC Market Group, Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

2.            Registration.

(a)          Initial Registration Statement. On or prior to the applicable Filing Deadline, the Company shall prepare and file with the Commission one Registration Statement (the “Initial Registration Statement”) covering the resale of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement in accordance with Section 2(c), except solely as provided in Section 2(b) below, the Company shall have no obligation to file with the Commission any additional registration statement(s) to register for resale those Subject Shares that were not registered for resale on the Initial Registration Statement, as so amended.

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(b)          Demand Registration Statement.

(i)          Subject to this Section 2(b), at any time after the six (6)-month anniversary of the effective date of the Initial Registration Statement, the Holders of 66.67% or more of the Remainder Registrable Securities (the “Initiating Holders”) may deliver to the Company a written request (each, an “Initiating Holder Request”) that the Company file a Registration Statement (each, a “Demand Registration Statement”) covering the resale of at least 25% of the Remainder Registrable Securities, or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, if any, would exceed $1,000,000. Within twenty (20) calendar days after the receipt of an Initiating Holder Request, the Company shall give written notice (the “Company Notice”) of its receipt of the Initiating Holder Request to all Holders of Remainder Registrable Securities that are not Initiating Holders (each, a “Remaining Holder”). On or before the 20th calendar day after the date of a Company Notice, any Remaining Holder may deliver to the Company a written request (each, a “Remaining Holder Request”) that all or any portion of such Holder’s Remainder Registrable Securities be included in the Demand Registration Statement described in the applicable Company Notice. All Initiating Holder Requests and Remaining Holder Requests shall set forth the name(s) of the Holder(s) submitting the request, the number of Remainder Registrable Securities requested to be registered by the applicable Demand Registration Statement and the intended method(s) of distribution thereof (including, without limitation, with respect to each Initiating Holder Request, whether such Initiating Holders intend to distribute the Remainder Registrable Securities covered by such Initiating Holder Request by means of an underwriting). If the Company receives an Initiating Holder Request in accordance with this Section 2(b)(i) and subject to the other provisions of this Section 2(b), then, on or prior to the applicable Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement (the “Demand Registration Statement”) covering the resale of the Requested Registrable Securities. Notwithstanding anything to the contrary herein, the Company shall be entitled to include in any Demand Registration Statement filed pursuant to this Section 2(b) additional securities to be sold for the Company’s own account or for the account of Persons who are not Holders of Registrable Securities.

(ii)         If the Initiating Holders indicate in an Initiating Holder Request that they intend to distribute the Remainder Registrable Securities covered by such request by means of an underwriting, then the right of any Remaining Holder to include its Requested Registrable Securities in such registration shall be conditioned upon such Remaining Holder’s participation in such underwriting and the inclusion of such Remaining Holder’s Requested Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter or underwriters shall be reasonably acceptable to the Company in its sole discretion. Notwithstanding any other provision of this Section 2(b), if the underwriter advises the Company that marketing or other factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto and, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered by the Demand Registration Statement shall be reduced among the Holders on a pro rata basis based on the number of Requested Registrable Securities held by such Holders (including the Initiating Holders); provided that no Registrable Securities shall be excluded unless and until all other securities of the Company sought to be included on such Demand Registration Statement have been excluded; provided further that at least 50% of the Registrable Securities requested to be included in such underwriting are in fact so included. Any Registrable Securities excluded from such underwriting pursuant to this Section 2(b)(ii) shall be withdrawn from the registration and the Company shall have no obligation to include such Registrable Securities in the applicable Demand Registration Statement.

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(iii)        Notwithstanding anything to the contrary set forth herein, the Company shall not be required to file a Demand Registration Statement pursuant to this Section 2(b):

(1)         after the Company has filed three (3) Demand Registration Statements and each such Demand Registration Statement has been declared effective by the Commission;

(2)         if the Company has filed the Initial Registration Statement or a Demand Registration Statement within the preceding six (6) months and such Registration Statement has been declared effective by the Commission; or

(3)         if the Company furnishes to the Holders requesting a Demand Registration Statement a certificate approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 calendar days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company on only one (1) occasion during each twelve (12) consecutive month period.

(iv)        In the event the Company amends, in accordance with Section 2(c), the last Demand Registration Statement requested and required to be filed pursuant to this Section 2(b), the Company shall have no obligation to file with the Commission any additional registration statement(s) to register for resale those Subject Shares that were not registered for resale on the Initial Registration Statement or any Demand Registration Statement, as so amended (such unregistered Subject Shares, the “Remainder Shares”).

(c)          In the case of any Registration Statement filed pursuant to Section 2(a) or 2(b), the Registration Statement shall be on Form S-1 (or, if available to the Company at the time of filing, Form S-3, or such other form that may be available to the Company to register for resale the Registrable Securities as a secondary offering) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of the Registration Statement) under the heading “Plan of Distribution” the disclosure in substantially the form attached hereto as Exhibit A. Notwithstanding the registration obligations set forth in Sections 2(a) and 2(b), in the event the Commission informs the Company that the Registrable Securities sought to be registered by a Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company shall promptly inform each of the Holders thereof and shall use its commercially reasonable efforts to file an amendment to the Registration Statement as required by the Commission so that it covers the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or, if available to the Company at the time of filing, Form S-3, or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment the Company shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities sought to be registered in accordance with the SEC Guidance. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered by the Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered by the Registration Statement shall be reduced among the Holders on a pro rata basis based on the number of Subject Shares then held by each such Holder (subject to a determination by the Commission that the Registrable Securities held by certain Holder(s) must be reduced first).

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(d)          Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof and no later than the applicable Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated) and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) five (5) years after the date of the First Closing, or (ii) such time as all of the Registrable Securities covered by such Registration Statement no longer constitute Registrable Securities (the “Effectiveness Period”). The Company shall ensure that the Registration Statement (including and as amended and modified by any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall request effectiveness of the Registration Statement as of 5:00 p.m. Eastern Time on the effective date thereof. The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of the Registration Statement within one (1) Business Day after the date on which the Company confirms effectiveness with the Commission, which confirmation shall be the date requested for effectiveness of the Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the second Trading Day after the effective date of the Registration Statement, file a Prospectus with the Commission pursuant to Rule 424.

(e)          Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire on or before the date that is fifteen (15) Trading Days prior to the applicable Filing Deadline for the Registration Statement and on an annual basis as the Company shall request in connection with post-effective amendments to the Registration Statement, and to promptly notify the Company of any inaccuracies or changes in the information provided in such Selling Stockholder Questionnaire that may occur subsequent to the date of its completion and prior to the effective date of the Registration Statement and at any time while any Registration Statement remains effective. Each Holder further agrees that it shall not be entitled to be named as a selling stockholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the first sentence of this Section 2(e), the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling stockholder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that (i) the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement, and (ii) if the Holder does not complete the Selling Stockholder Questionnaire, or does not complete the Selling Stockholder Questionnaire by the time specified in the first sentence of this Section 2(e) and the Company does not name such Holder as a selling stockholder in the Registration Statement or any pre-effective or post-effective amendment thereto or include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire after the use of its commercially reasonable efforts to do so, then the Holder shall not be entitled to be named in the Registration Statement.

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3.            Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Not less than five (5) Trading Days prior to the filing of the Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Prospectuses filed to incorporate Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall furnish to each Holder whose Registrable Securities are included in the Registration Statement or counsel designated by such Holder copies of the Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holder or such counsel with respect to the disclosure in the Registration Statement that pertains to such Holder (it being acknowledged and agreed that if a Holder or such counsel does not object to or comment on the aforementioned documents within such five (5) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the disclosure in the Registration Statement that pertains to such Holder); provided that any and all of the non-public information contained in any such document shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information. The Company shall not file the Registration Statement or any amendment or supplement thereto in a form to which the Holders of at least a majority of the Registrable Securities included in the Registration Statement reasonably object in good faith; provided that the Company is notified of such objection in writing within the five (5) Trading Days or one (1) Trading Day period described above, as applicable.

(b)          (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably practicable following receipt of a written request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement that pertains to the Holders as selling stockholders named therein, but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during its Effectiveness Period (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof as set forth in the Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser agrees to deliver the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities registered by a Registration Statement (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the Commission as soon as reasonably practicable after the Exchange Act report that creates the requirement for the Company to amend or supplement the Registration Statement is filed or, if later, when required pursuant to applicable federal securities laws.

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(c)          Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Trading Day after such issuance or receipt, in the case of (v) below, not less than one (1) Trading Day after a determination by the Company that the financial statements in the Registration Statement have become ineligible for inclusion therein and, in the case of (vi) below, not more than one (1) Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement; and (C) when the Registration Statement has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information about the Holders; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) the occurrence or existence of any pending development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d)          Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

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(e)          If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of the Registration Statement including such Holder’s Registrable Securities and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this Section 3(e) that is available on the Commission’s EDGAR system.

(f)           Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale or resale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(g)          If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. In connection therewith, if required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without a restrictive legend, to the extent permitted by the Purchase Agreement and applicable law, upon sale by the holder of such shares of Registrable Securities under the Registration Statement and delivery by such holder of a Certificate of Sale.

(h)          Following the occurrence of any event contemplated by Section 3(c)(iii) through (vi), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)           (i) In the time and manner required by the Principal Trading Market, prepare and file with such Trading Market any additional shares listing application that may be required by such Trading Market covering all of the Registrable Securities, (ii) use reasonable best efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) so long as any other shares of Common Stock shall be so listed, use commercially reasonable efforts during the Effectiveness Period to maintain the listing of such Registrable Securities on the Principal Trading Market.

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(j)           In order to enable the Holders to sell Subject Shares under Rule 144, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Subject Shares under Rule 144. The Company shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, to the extent required to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 if, and for such period of time during the Effectiveness Period when, the Registration Statement covering such Holder’s Registrable Securities is not effective, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Shares.

(k)          The Company may request each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission, and each such selling Holder shall promptly provide such information to the Company upon receipt of any such request.

(l)           The Company shall promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request, provided that the Company shall have no such obligation to deliver the Prospectus or Prospectuses that are available on the Commission’s EDGAR system. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(m)         The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, and promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a Prospectus in connection with any disposition of Registrable Securities.

(n)          Neither the Company nor any Subsidiary or affiliate thereof shall identify any Holder as an underwriter without its prior written consent in any public disclosure or filing. If any Holder is required under applicable securities laws or otherwise to be described in the Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the applicable Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Holder.

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(o)          If any Holder is required under applicable securities laws or otherwise to be described in a Registration Statement as an underwriter, the Company shall make available for inspection by (i) such Holder, (ii) such Holder’s legal counsel and (iii) one firm of accountants or other agents retained by such Holder (collectively, the “Inspectors”), all pertinent financial and other records and pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Record is necessary to avoid or correct a misstatement or omission in such Registration Statement, (B) the release of such Record is ordered pursuant to a subpoena or other final, non-appealable order from a court or government body of competent jurisdiction, or (C) the information in such Record has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. Nothing herein (or in any other confidentiality agreement between the Company and any such Holder) shall be deemed to limit such Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(p)          The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, rules or regulations or the Staff’s interpretations thereof or is required pursuant to any comments of the Commission to a Registration Statement, (ii) such information was or has been provided pursuant to the Selling Stockholder Questionnaire for the purpose of inclusion in a Registration Statement, (iii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iv) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(q)          Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission.

4.            Registration Expenses. All fees and expenses incurred by the Company in connection with its performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading and (B) with respect to compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Principal Trading Market as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

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5.            Indemnification.

(a)          Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus, or in any amendment or supplement thereto (it being understood that the Holder has approved Exhibit A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any violation of this Agreement; except in each of (i) and (ii) to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Exhibit A hereto for this purpose), (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii) through (vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(f) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) any such Losses arise out of the Holder’s (or any other Indemnified Party’s (as defined in Section 5(c))) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders in accordance herewith.

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(b)          Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify, defend and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Exhibit A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii) through (vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f). In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 5, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

(d)          Contribution. To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5(a) or (b) to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement, to the extent applicable, or the BRC Acquisition Agreement, to the extent applicable.

6.            Miscellaneous.

(a)          Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)          No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders) may include securities of the Company in the Initial Registration Statement other than the Registrable Securities, and the Company shall not prior to the effective date of the Initial Registration Statement enter into any agreement providing any such right to any of its security holders. Nothing in this Section 6(b) shall limit the Company’s ability to include securities of the Company other than the Registrable Securities in a registration statement that is not the Registration Statement and file any such registration statement with the Commission.

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(c)          Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a plan of distribution and otherwise as described in the Registration Statement.

(d)          Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that the effectiveness of and sales of Registrable Securities under the Registration Statement would:

(i)          materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

(ii)         require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.

Upon receipt of a Suspension Certificate by Holders of Registrable Securities, such Holders of Registrable Securities shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holders for a specified period of time (a “Suspension Period”) that is customary under the circumstances (not to exceed fifteen (15) Business Days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities for the reasons set forth in clause (i) and (ii) of this Section 6(d) on only two (2) occasions during each twelve (12) consecutive month period that the Registration Statement remains effective with no less than sixty (60) calendar days in between Suspension Periods; provided that nothing in this sentence shall be construed to limit the Company’s ability to suspend the effectiveness of the Registration Statement and/or cause the Holders to suspend dispositions of the Registrable Securities thereunder as provided in this Agreement for reasons other than those set forth in clause (i) and (ii) of this Section 6(d). The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 6(d). Immediately after the end of any Suspension Period, provided that the Effectiveness Period continues at such time, the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the Registration Statement and the ability of the Holders to publicly resell, pursuant to such effective Registration Statement, their Registrable Securities covered by the Registration Statement.

(e)          Piggyback Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on a Special Registration Statement, then the Company shall deliver to each Holder a written notice of such determination and, if within seven (7) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.

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(f)          Discontinued Disposition. Each Holder hereby expressly makes the acknowledgements and agreements set forth in Section 4.1(e) of the Purchase Agreement with respect to any Registrable Securities. Without limiting the generality of the foregoing, each Holder further agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 6(f).

(g)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and Holders holding at least 66.67% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding anything to the contrary in this Agreement, any recipient of shares of Common Stock issued as Acquisition Consideration (as such term is defined in the BRC Acquisition Agreement) at the First Closing shall be permitted to execute and deliver a counterpart signature page to this Agreement and thereby become a party to and bound by and subject to all the terms and provisions of this Agreement as a Purchaser and a Holder hereunder without any further action by the Company or any other Purchaser or Holder and without any amendment to this Agreement pursuant to this Section 6(g) or any consent or approval of any other Purchaser or Holder.

(h)          Term. This Agreement, including the registration rights provided to the Holders of Registrable Securities hereunder and the Company’s obligation to keep the Registration Statement effective, shall terminate at the end of the Effectiveness Period. Notwithstanding the foregoing, Section 4, Section 5, Section 6(j), Section 6(l), Section 6(m), Section 6(n), Section 6(o), Section 6(p), Section 6(q), Section 6(r) and Section 6(s) shall survive the termination of this Agreement.

(i)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(j)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets). The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to a transferee or assignee of all or any portion of the Registrable Securities (but only with all related obligations) that either (i) is an Affiliates of such Holder, or (ii) after such assignment holds at least 200,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), but, in each case, only if (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein that apply to the “Holders” and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

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(k)          Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(l)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(m)         Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)          Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(p)          Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars. All amounts owing under this Agreement are in United States Dollars. All amounts denominated in other currencies shall be converted in the United States Dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(q)          Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(r)          Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

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(s)          Waiver of Conflicts. Each Purchaser acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement. Each Purchaser understands that the Company has been represented in the preparation, negotiation and execution of this Agreement by Morrison & Foerster LLP, Company Counsel, and that Morrison & Foerster LLP has not represented any Purchaser or any stockholder, director or employee of the Company in the preparation, negotiation and execution of this Agreement. Each Purchaser acknowledges that Morrison & Foerster LLP may have in the past represented and may now or may in the future represent one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by this Agreement, including the representation of such Purchasers or their Affiliates in matters of a nature similar to those contemplated by this Agreement. The Company and each Purchaser hereby acknowledge that they have has had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, and hereby waives any conflict arising out of such representation with respect to the matters contemplated by this Agreement.

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In Witness Whereof, the undersigned has caused this Registration Rights Agreement to be duly executed by its authorized signatory as of the date first indicated above.

GREAT AMERICAN GROUP, INC.

By:
Name: Andrew Gumaer
Title: Chief Executive Officer

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In Witness Whereof, the undersigned has caused this Registration Rights Agreement to be duly executed by its authorized signatory as of the date first indicated above.

NAME OF PURCHASER:

By:
Name:
Title:

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EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the shares of common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

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Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 5110.

In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and if such short sale shall take place after the date that this registration statement is declared effective by the Securities and Exchange Commission, the selling stockholders may deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered pursuant to the registration statement of which this prospectus forms a part to cover short sales of our common stock made prior to the date the registration statement is declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of common stock offered hereby may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended.

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Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with in all respects.

Any selling stockholder may sell some, all or none of the shares of common stock to be registered pursuant to the registration statement of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any, and any legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

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EXHIBIT B

GREAT AMERICAN GROUP, Inc.

SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.001 per share, of Great American Group, Inc., a Delaware corporation (the “Company”), issued pursuant to the Securities Purchase Agreement, dated as of May 19, 2014, by and among the Company and the Purchasers named therein (the “Agreement”) or the Acquisition Agreement, dated as of May 19, 2014, by and among the Company and certain other parties named therein (all or a portion of such shares, the “Registrable Securities”), understands that the Company intends to file with the Securities and Exchange Commission one or more registration statements on Form S-1 (the “Registration Statements”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement and a related Registration Rights Agreement (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must also complete and deliver this Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Questionnaire on or before the date(s) specified in the Registration Rights Agreement (1) will not be named as selling stockholders in the Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of the Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

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(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly, alone or with others, has the power to vote or dispose of the securities covered by this Questionnaire):

2.	Contact Information for Notices to Selling Stockholder relating to the Registration Statement.

Contact Person:

Fax No. for Contact Person:

Email address of Contact Person:

3.	Beneficial Ownership of Registrable Securities.

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of shares of Registrable Securities listed in Item 3(a) that the Selling Stockholder requests be registered for resale pursuant to the Registration Statement:

4.	Broker-Dealer Status of Affiliation.

(a)	Are you a broker-dealer?

Yes	No

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(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes	No

Note:   If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes	No

If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	No

Note:    If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities of the Company beneficially owned (if none, so state):

6.	Relationships with the Company.

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

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State any exceptions here:

7.	Plan of Distribution.

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution of the Registrable Securities is correct and complete.

State any exceptions here:

* * *

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of the Registration Statement and at any time while the Registration Statement remains effective. All notices by the Selling Stockholder hereunder and pursuant to the Agreement and the Registration Rights Agreement shall be made in writing and delivered as set forth in the Agreement and the Registration Rights Agreement. In the absence of any such notification, the Company shall be entitled to rely and continue to rely on the accuracy of the information in this Questionnaire.

The undersigned also acknowledges that the answers to Items (1) through (7) in this Questionnaire are furnished for use in connection with the Registration Statement to be filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act. By signing below, the undersigned consents to the disclosure of its answers to Items (1) through (7) and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the following Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling:

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“An issuer filed a Form S-1 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By completing, signing and returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation. The acknowledgements by and agreements of the Selling Stockholder set forth in this Questionnaire shall be in addition to, and shall not limit the scope and applicability of, the representations, warranties and covenants made by such Selling Stockholder in the Agreement and the Registration Rights Agreement.

The undersigned represents, warrants and certifies that, to the best of its knowledge and belief, the foregoing statements (including without limitation the answers to Items (1) through (7) in this Questionnaire) are correct and complete.

* * *

In Witness Whereof the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Selling Stockholder:

Dated:	By:
Name:
Title:
Email Address:

PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED SELLING STOCKHOLDER QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL:

To:	Great American Group, Inc. 21860 Burbank Boulevard, Suite 300 South Woodland Hills, California 91367 Telephone No.: (818) 884-3737 Facsimile No.: (818) 884-2976 Attention: Chief Executive Officer

Copy to:	Morrison & Foerster LLP 12531 High Bluff Drive, Suite 100 San Diego, California 92130 Telephone No.: (858) 720-5100 Facsimile No.: (858) 523-5941 Attention: Scott M. Stanton

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